UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2009

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2009, McCormick & Schmick’s Seafood Restaurants, Inc. (the “Company”), through two of its subsidiaries, entered into an amendment to the Amended and Restated Revolving Credit Agreement with Bank of America, N.A., as administrative agent and collateral agent, Banc of America Securities LLC, as sole lead arranger, and the lenders specified in the credit agreement. Among other things, the amendment reduces the facility from $150 million to $90 million, increases the interest rates applicable to borrowings and modifies several financial covenants to make them less restrictive.

A copy of the Company’s press release regarding the amendment is furnished (not filed) as exhibit 99.1 and a copy of the amendment is filed as exhibit 10.1 to this current report on Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 26, 2009, in connection with the resignation on January 12, 2009 of Douglas L. Schmick as Chief Executive Officer, his annual salary was reduced to $100,000 and he received a one-time $25,000 payment for work in connection with the transition of responsibilities to the Company’s new Chief Executive Officer, William T. Freeman. Mr. Schmick remains Co-Founder and Chairman of the Board.

On January 27, 2009, the Board of Directors of the Company set the size of the board at eight and elected William T. Freeman as a director of the Company. Mr. Freeman will be subject to reelection at the Company’s 2009 annual stockholder meeting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit 10.1.	Amendment No. 2 to the Amended and Restated Revolving Credit Agreement between McCormick & Schmick Acquisition Corp. and The Boathouse Restaurants of Canada, Inc., as borrowers, Bank of America, N.A., as administrative agent and collateral agent, Banc of America Securities LLC, as sole lead arranger, and the lenders specified in the Credit Agreement.

Exhibit 99.1.	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated January 29, 2009 regarding credit agreement amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date: January 29, 2009	By:	/s/ EMANUEL N. HILARIO
	Name:	Emanuel N. Hilario
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to the Amended and Restated Revolving Credit Agreement between McCormick & Schmick Acquisition Corp. and The Boathouse Restaurants of Canada, Inc., as borrowers, Bank of America, N.A., as administrative agent and collateral agent, Banc of America Securities LLC, as sole lead arranger, and the lenders specified in the Credit Agreement.

99.1	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated January 29, 2009 regarding credit agreement amendment.